Quarterly Holdings Report
for
Fidelity® Crypto Industry and Digital Payments ETF
September 30, 2022
CID-NPRT1-1122
1.9904974.100
Common Stocks - 99.9%
	Shares	Value ($)
FINANCIALS - 23.5%
Capital Markets - 20.8%
Bakkt Holdings, Inc. Class A (a)	264,178	602,326
Coinbase Global, Inc. (a)	42,971	2,771,199
Galaxy Digital Holdings Ltd. (a)	99,254	423,295
		3,796,820
Consumer Finance - 2.7%
Bread Financial Holdings, Inc.	8,940	281,163
Green Dot Corp. Class A (a)	11,590	219,978
		501,141
TOTAL FINANCIALS		4,297,961
INFORMATION TECHNOLOGY - 76.4%
IT Services - 44.1%
Block, Inc. Class A (a)	48,404	2,661,736
Cielo SA	314,200	313,686
Dlocal Ltd. (a)	14,269	292,800
Edenred SA	6,234	289,234
FleetCor Technologies, Inc. (a)	1,690	297,727
Flywire Corp. (a)	11,988	275,244
Global Payments, Inc.	2,892	312,481
GMO Payment Gateway, Inc.	3,600	247,470
Marqeta, Inc. Class A (a)	46,122	328,389
MasterCard, Inc. Class A	1,089	309,646
Nexi SpA (a)(b)	37,104	303,223
Nuvei Corp. (b)	7,824	211,639
Payoneer Global, Inc. (a)	46,163	279,286
Shift4 Payments, Inc. (a)	7,932	353,847
Shopify, Inc. Class A (a)	11,351	305,796
StoneCo Ltd. Class A (a)	37,899	361,177
Visa, Inc. Class A	1,807	321,014
WEX, Inc. (a)	2,329	295,643
Worldline SA (a)(b)	7,810	311,245
		8,071,283
Software - 32.3%
Applied Blockchain, Inc.	242,460	412,182
Bit Digital, Inc. (a)	340,405	408,486
Bitfarms Ltd. (a)	438,414	460,335
Cleanspark, Inc. (a)	147,215	468,144
HIVE Blockchain Technologies Ltd. (a)	125,185	470,696
Hut 8 Mining Corp. (a)	421,556	750,370
Marathon Digital Holdings, Inc. (a)	147,645	1,581,278
Riot Blockchain, Inc. (a)	194,247	1,361,671
		5,913,162
TOTAL INFORMATION TECHNOLOGY		13,984,445
TOTAL COMMON STOCKS (Cost $22,048,603)		18,282,406

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $22,048,603)	18,282,406
NET OTHER ASSETS (LIABILITIES) - 0.1%	14,309
NET ASSETS - 100.0%	18,296,715

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $826,107 or 4.5% of net assets.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	-	85,310	85,310	5	-	-	-	0.0%
Total	-	85,310	85,310	5	-	-	-

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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